EXHIBITS TABLE

               21.1  Monthly Remittance Report for the month of April, 1996.

                                  EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                           DATED AS OF MARCH 1, 1996
                   LEE SERVICING COMPANY REPORTS THE FOLLOWING
   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR APRIL 25, 1996, THE
                                REMITTANCE DATE.

                         DUE PERIOD ENDED: APRIL 1, 1996
- --------------------------------------------------------------------------------
    1 Total Actual Principal Collections            765,670.65
    2 Total Actual Interest Collections             164,514.56
    3 Additional Proceeds                                 0.00
                                              ----------------
    4           Total Collections:                  930,185.21
    5 Pre-Funding Account Transfer                        0.00
    6 Interest Coverage Account Transfer            271,698.45
                                              -----------------
    7           Additional Transfers:               271,698.45
                                              -----------------
    8 Aggregate Amount Received:                  1,201,883.66

      Monthly Advance
    9      Delinquent Interest                      330,886.29
   10      Compensating Interest                      2,804.98
   11      Amounts Held for Future
            Distributions                                 0.00
                                              -----------------
   12 Available Remittance Amount:                1,535,574.93
   13 Less:     Service Fees                         24,791.11
   14           Expense Account Deposit:              2,055.86
                                              -----------------
   15 Adjusted Remittance Amount:                 1,508,727.96

      Remaining Amount Available:

   16           Adjusted Remittance Amount        1,508,727.96
   17           Insured Payments                          0.00
   18           Insurance Account Deposit @           8,908.72
                  13 bp the Ending Principal
                  balance
   19           Class Remittance Amounts          1,499,819.24
   20           Non-Recoverable Advances not
                   previously reimbursed                  0.00
                                              -----------------
   21 Total Remaining Amount Available:                 (0.00)
                                              =================

      Amount of Reimbursements Pursuant to
        Sec. 5.04
   22      Servicing Fee                                  0.00
   23      Monthly Advances and Servicer
             Advances                                     0.00
   24      Other Mortgage Payments                        0.00
   25      Interest Earned on P&I Deposits                0.00
   26      Additional Servicing Compensation              0.00

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                           DATED AS OF MARCH 1, 1996
                   LEE SERVICING COMPANY REPORTS THE FOLLOWING
   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR APRIL 25, 1996, THE
                                REMITTANCE DATE.

                         DUE PERIOD ENDED: APRIL 1, 1996
- -------------------------------------------------------------------------------

                                                 TOTAL            CLASS A1          CLASS A2          CLASS A3          CLASS A4
                                                 -----            --------          --------          --------          --------
27 Number of Loans                                      864
28 Original Loan balance                      52,491,569.72     13,913,428.12     22,134,999.28     4,743,214.13      6,324,285.51
29 Pre-Funding Account Balance                30,508,430.28      8,086,571.88     12,865,000.72     2,756,785.87      3,675,714.49
30 Additional principal reduction                      0.00              0.00              0.00             0.00              0.00
31 Realized losses, LTD                                0.00              0.00              0.00             0.00              0.00
32 Carryforward amount                                 0.00              0.00              0.00             0.00              0.00
                                              -------------     -------------     -------------     ------------     -------------
33 Total class principal                      83,000,000.00     22,000,000.00     35,000,000.00     7,500,000.00     10,000,000.00
34      Pool factor per loan balance            56.7661771%       16.7631664%       26.6686738%       5.7147158%        7.6196211%
35      Factor per class balance               100.0000000%       26.5060241%       42.1686747%       9.0361446%       12.0481928%
36 Class R Remittance                            252,531.93
37 Additional Principal due Class A            (252,531.93)
38 Interest remittance @ Class Yield             481,616.66        119,533.33        199,500.00        44,500.00         62,833.33
   Principal additions:
39           Number of loans                            234
40           Transfers from Pre-Funding
               Account                        15,010,247.21      3,978,619.74      6,329,622.32     1,356,347.64      1,808,463.52
   Principal reductions:
41           Prepayments - number                         9                 9
42           Prepayments - dollar                710,541.51        710,541.51              0.00             0.00              0.00
43           Net Liquidation Proceeds                  0.00              0.00              0.00             0.00              0.00
44           Curtailments                              0.00              0.00              0.00             0.00              0.00
45           Normal and excess payments           55,129.14         55,129.14              0.00             0.00              0.00
46           Pre-Funding Account Transfer              0.00              0.00              0.00             0.00              0.00
                                              -------------     -------------     -------------     ------------     -------------
47 Total principal Remittance                    765,670.65        765,670.65              0.00             0.00              0.00
48 Additional principal reduction                252,531.93        252,531.93              0.00             0.00              0.00
                                              -------------     -------------     -------------     ------------     -------------
49 Total remittance                            1,499,819.24      1,137,735.91        199,500.00        44,500.00         62,833.33
                                              =============     =============     =============     ============     =============
50 Current Month Realized Loss - number                   0                 0
51 Current Month Realized Loss - dollar                0.00              0.00
52 Number of Loans                                     1089
   Class principal balance - end of month
53 Loan balance                               66,736,146.28     17,126,377.21     28,464,621.60     6,099,561.77      8,132,749.03
54 Pre-Funding Account Balance                15,498,183.07      4,107,952.14      6,535,378.40     1,400,438.23      1,867,250.97
55 Additional principal reduction, LTD           252,531.93        252,531.93              0.00             0.00              0.00
56 Realized losses, LTD                                0.00              0.00              0.00             0.00              0.00
                                              -------------     -------------     -------------     ------------     -------------
57 Total Class A principal                    81,981,797.42     20,981,797.42     35,000,000.00     7,500,000.00     10,000,000.00
58 Class factor per loan balance                72.0762766%       20.6341894%       34.2947248%       7.3488696%        9.7984928%
59 Class factor per class balance               98.7732499%       25.2792740%       42.1686747%       9.0361446%       12.0481928%


                                               CLASS A5             CLASS R
                                               --------             -------
27 Number of Loans
28 Original Loan balance                      5,375,642.68
29 Pre-Funding Account Balance                3,124,357.32
30 Additional principal reduction                     0.00
31 Realized losses, LTD                               0.00
32 Carryforward amount                                0.00
                                             -------------
33 Total class principal                      8,500,000.00
34      Pool factor per loan balance            6.4766779%
35      Factor per class balance               10.2409639%
36 Class R Remittance                                             252,531.93
37 Additional Principal due Class A                              (252,531.93)
38 Interest remittance @ Class Yield             55,250.00
   Principal additions:
39           Number of loans
40           Transfers from Pre-Funding
               Account                        1,537,193.99
   Principal reductions:
41           Prepayments - number
42           Prepayments - dollar                     0.00
43           Net Liquidation Proceeds                 0.00
44           Curtailments                             0.00
45           Normal and excess payments               0.00
46           Pre-Funding Account Transfer             0.00
                                             -------------
47 Total principal Remittance                         0.00
48 Additional principal reduction                     0.00
                                             -------------
49 Total remittance                              55,250.00              0.00
                                             =============
50 Current Month Realized Loss - number
51 Current Month Realized Loss - dollar
52 Number of Loans
   Class principal balance - end of month

53 Loan balance                               6,912,836.67
54 Pre-Funding Account Balance                1,587,163.33
55 Additional principal reduction, LTD                0.00
56 Realized losses, LTD                               0.00
                                             -------------
57 Total Class A principal                    8,500,000.00
58 Class factor per loan balance                8.3287189%
59 Class factor per class balance              10.2409639%


                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                           DATED AS OF MARCH 1, 1996
                   LEE SERVICING COMPANY REPORTS THE FOLLOWING
   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR APRIL 25, 1996, THE
                                REMITTANCE DATE.

                         DUE PERIOD ENDED: APRIL 1, 1996
- -------------------------------------------------------------------------------


                                            TOTAL          CLASS A1        CLASS A2        CLASS A3      CLASS A4       CLASS A5
                                            -----          --------        --------        --------      --------       --------

60 Weighted Note Rate - THIS remittance    11.43711%
61 Weighted Note Rate - NEXT remittance       N/A
62      Pass-Through Rate - THIS
          remittance                                       6.52000%        6.84000%        7.12000%      7.54000%       7.80000%
63 Weighted Average Remaining Term          225.04
64 Original Pool - Principal Balance      52,491,569.72  13,913,428.12   22,134,999.28   4,743,214.13   6,324,285.51  5,375,642.68
65 Original Pool - Pre-Funding Account    30,508,430.28   8,086,571.88   12,865,000.72   2,756,785.87   3,675,714.49  3,124,357.32
66 Original Pool - Additonal Principal
     Reduction                                     0.00           0.00            0.00           0.00           0.00          0.00
                                          -------------  -------------   -------------   ------------  -------------  ------------
67 Original Pool Total                    83,000,000.00  22,000,000.00   35,000,000.00   7,500,000.00  10,000,000.00  8,500,000.00
68 Original Pool - Number of Loans           864


- --------------------------------------------------------------------------------

   CLASS A OVER-COLLATERALIZATION RECONCILIATION

                                           Beg. of Month  Current Month   End of Month
                                           -------------  -------------   ------------

69 Additional Principal Reduction, LTD             0.00     252,531.93      252,531.93
70 Less:  Realized Losses, LTD                     0.00           0.00            0.00
                                           ------------     ----------    ------------
71 Over-collateralization of Principal             0.00     252,531.93      252,531.93
                                           ============     ==========    ============
72 Base Overcollateralization Required                                    4,150,000.00
73 Required Over-collateralication Amount                                 4,150,000.00


   CURRENT MONTH SUBORDINATED AMOUNT        Beg. of Month  Current Month  End of Month
                                            -------------  -------------  ------------
74 Original Subordinated Amount                                    N/A    8,798,000.00
75 Less:  Cummulative Realized Losses               0.00          0.00            0.00
76 Plus:  Cummulative Additional Proceeds           0.00          0.00            0.00
                                            ------------     ---------    ------------
77 Current Subordinated Amount                      0.00                  8,798,000.00
                                            ============     =========    ============

   NONRECOVERABLE ADVANCE RECONCILIATION

78 Beginning of Month                                             0.00
79 Current Month Unpaid Nonrecoverable
     Advance                                                      0.00
80 Less: Current Month Reimbursment                               0.00
                                                             ---------
81 End of Month                                                   0.00
                                                             =========

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                           DATED AS OF MARCH 1, 1996
                   LEE SERVICING COMPANY REPORTS THE FOLLOWING
   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR APRIL 25, 1996, THE
                                REMITTANCE DATE.

                         DUE PERIOD ENDED: APRIL 1, 1996
- -------------------------------------------------------------------------------


                                                                    CLASS             CLASS            CLASS             CLASS
                                                                      A1                A2                A3               A4
                                                               --------------    --------------    -------------    --------------

82 Total Class Principal - Original Pool     $83,000,000.00    $22,000,000.00    $35,000,000.00    $7,500,000.00    $10,000,000.00
83 Interest Remittance Amount                    481,616.66        119,533.33        199,500.00        44,500.00         62,833.33
84 Interest Rate Factor / 1000                     5.802610          5.433333          5.700000         5.933333          6.283333

85 Total Principal Collections                   765,670.65        765,670.65              0.00             0.00              0.00
86 Prefunding Account Transfer                         0.00              0.00              0.00             0.00              0.00
87 Additional Principal Reduction                252,531.93        252,531.93              0.00             0.00              0.00
                                             --------------    --------------    --------------    -------------    --------------
88 Principal Remittance Amount                 1,018,202.58      1,018,202.58              0.00             0.00              0.00
89 Principal Payment Factor/1000                  12.267501         46.281935          0.000000         0.000000          0.000000
90 Principal Factor                              987.732499        953.718065      1,000.000000     1,000.000000      1,000.000000


                                                  CLASS
                                                    A5
                                              -------------

82 Total Class Principal - Original Pool      $8,500,000.00
83 Interest Remittance Amount                     55,250.00
84 Interest Rate Factor / 1000                     6.500000

85 Total Principal Collections                         0.00
86 Prefunding Account Transfer                         0.00
87 Additional Principal Reduction                      0.00
                                              -------------
88 Principal Remittance Amount                         0.00
89 Principal Payment Factor/1000                   0.000000
90 Principal Factor                            1,000.000000



                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,

                               DESIGNATED SERVICER

                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF MARCH 1, 1996
           AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE
        SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1996-1 SUB POOL 2 FOR APRIL 25, 1996, THE REMITTANCE DATE.

                           PERIOD ENDED: APRIL 1, 1996

- --------------------------------------------------------------------------------

 1 Total Actual Principal Collections                          156,659.70
 2 Total Actual Interest Collections                            86,381.54
 3 Additional Proceeds                                               0.00
                                                            -------------
 4     Total Collections:                                      243,041.24
 5 Pre-Funding Account Transfer                                      0.00
 6 Interest Coverage Account Transfer                          207,801.38
                                                            -------------
       Additional Transfers:                                   207,801.38
                                                            -------------
 7 Aggregate Amount Received:                                  450,842.62

   Monthly Advance
 8   Delinquent Interest                                       351,013.20
 9   Compensating Interest                                         474.08
10   Amounts Held for Future Distributions                           0.00
11   Supplemental Interest                                           0.00
                                                            -------------
12 Available Remittance Amount:                                802,329.90


13 Less:  Service Fees                                          20,229.88
14        Expense Account Deposit                                2,071.08

15 Deposits/Withdrawals for Cross Collaterlization                   0.00
                                                            -------------
16 Adjusted Remittance Amount:                                 780,028.94

   Remaining Amount Available:

17        Adjusted Remittance Amount                           780,028.94
18        Insured Payments                                           0.00
19        Insurance Account Deposit @ 13bp
             the ending Class A P-balance                       9,238.48
20        Class Remittance Amounts                             770,790.46
21        Non-Recoverable Advances not
            previously reimbursed                                    0.00
                                                            -------------
22 Total Remaining Amount Available:                                 0.00
                                                            =============
   Amount of Reimbursements Pursuant to Sec. 5.04

23      Servicing Fee                                                0.00
24      Monthly Advances and Servicer Advances                       0.00
25      Other Mortgage Payments                                      0.00
26      Interest Earned on P&I Deposits                              0.00
27      Additional Servicing Compensation                            0.00

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,

                               DESIGNATED SERVICER

                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF MARCH 1, 1996
           AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE
        SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1996-1 SUB POOL 2 FOR APRIL 25, 1996, THE REMITTANCE DATE.

                           PERIOD ENDED: APRIL 1, 1996

- --------------------------------------------------------------------------------


                                                 TOTAL             CLASS 2-A                 CLASS R
                                             -------------       -------------            ------------
28 Number of Loans                                     499
29 Opening Loan balance                      57,027,110.90       57,027,110.90
30 Pre-Funding Account Balance               28,407,783.59       28,407,783.59
31 Additional principal reduction, LTD        2,434,894.49        2,434,894.49
32 Realized losses, LTD                               0.00                0.00
33 Carryforward amount                                0.00                0.00
                                             -------------       -------------
34 Total Class Principal Balance             83,000,000.00       83,000,000.00
35      Pool factor per loan balance           68.7073625%         68.7073625%
36      Factor per class balance              100.0000000%        100.0000000%
37 Class R Remittance                           161,814.33                                 161,814.33
38 Additional Principal due Class A            (161,814.33)                               (161,814.33)
39 Deposits/Withdrawals for Cross
     Collaterlization                                 0.00                                       0.00
40 Interest remittance                          452,316.43          452,316.43
   Principal additions:
41       Number of loans                               123
42       Transfers from Pre-Funding Account  15,200,452.64       15,200,452.64

   Principal reductions:
43       Prepayments - number                            2                   2
44       Prepayments - dollar                   128,182.27          128,182.27
45       Net Liquidation Proceeds                     0.00                0.00
46       Curtailments                                 0.00                0.00
47       Normal and excess payments              28,477.43           28,477.43
48       Pre-Funding Account Transfer                 0.00                0.00
                                             -------------       -------------             -----------
49 Total principal remittance                   156,659.70          156,659.70
50 Additional principal reduction               161,814.33          161,814.33
                                             -------------       -------------             -----------
51 Total remittance                             770,790.46          770,790.46                   0.00
                                             =============       =============             ===========
52 Carryforward Amount                                0.00
53 Current Month Realized Loss - number                  0
54 Current Month Realized Loss - dollar               0.00
55                Number of Loans   #                  620
   Class principal balance - end of month
56 Loan balance                              72,070,903.84       72,070,903.84
57 Pre-Funding Account Balance               13,207,330.95       13,207,330.95
58 Additional principal reduction, LTD        2,596,708.82        2,596,708.82
59 Realized losses, LTD                               0.00                0.00
60 Carryforward amount                                0.00                0.00
                                             -------------       -------------
61 Total Class A principal                   82,681,525.97       82,681,525.97
62 Class factor per loan balance               86.8324143%         86.8324143%
63 Class factor per class balance              99.6162963%         99.6162963%



                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,

                               DESIGNATED SERVICER

                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF MARCH 1, 1996
           AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE
        SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1996-1 SUB POOL 2 FOR APRIL 25, 1996, THE REMITTANCE DATE.

                           PERIOD ENDED: APRIL 1, 1996

- --------------------------------------------------------------------------------

                                         TOTAL             CLASS A1
                                         -----             --------
64   Weighted Note Rate:               9.45230%

65 Pass-Through Rate:                  5.77016%            5.77016%

66 Related Remittance
     Period                            22-Mar-96             thru      24-Apr-96

67 Days in Related Period:                34

68 Weighted Average
     Remaining Term                     358.06

69 Original Pool -
     Principal Balance                57,027,110.90       57,027,110.90
70 Original Pool -
     Pre-Funding Account              28,407,783.59       28,407,783.59
71 Original Pool -
     Additional Principal
     Reduction                         2,434,894.49        2,434,894.49
                                     --------------       -------------
72 Original Pool Total                83,000,000.00       83,000,000.00
73 Original Pool - Number
     of Loans                              318

   -----------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION

                          Beginning of Month   Current Month       End of Month
                          ------------------   -------------       ------------
74 Additional Principal
     Reduction,  LTD          2,434,894.49        161,814.33        2,596,708.82
75 Less:  Realized Losses
     LTD                              0.00              0.00                0.00

76 Deposits/Withdrawals
     from Cross
     Collaterlization                 0.00              0.00                0.00
                              ------------        ----------        ------------
77 Overcollateralization
     of Principal             2,434,894.49        161,814.33        2,596,708.82
                              ============        ==========        ============

78 Base
     Overcollateralization
     Requirement                                                    4,058,157.00


   CURRENT MONTH
     SUBORDINATED AMOUNT  Beginning of Month   Current Month       End of Month
                          ------------------   -------------       ------------
79 Original Subordinated
     Amount                   9,269,686.00            N/A           9,269,686.00
80 Less:  Cumulative
     Realized Losses                  0.00              0.00                0.00
81 Plus:  Cumulative
     Additional Proceeds              0.00              0.00                0.00
                              ------------        ----------        ------------
82 Current Subordinated
     Amount                   9,269,686.00                          9,269,686.00
                              ============        ==========        ============

   NONRECOVERABLE ADVANCE
     RECONCILIATION

83 Beginning of Month                 0.00
84 Current Month Unpaid
     Nonrecoverable Advance           0.00
85 Less: Current Month
     Reimbursment                     0.00
                              ------------
86 End of Month                       0.00
                              ============

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,

                               DESIGNATED SERVICER

                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                            DATED AS OF MARCH 1, 1996
           AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE
        SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
        SERIES 1996-1 SUB POOL 2 FOR APRIL 25, 1996, THE REMITTANCE DATE.

                           PERIOD ENDED: APRIL 1, 1996

- --------------------------------------------------------------------------------

                                                                     CLASS
                                                                       A1
                                            --------------      --------------
87 Total Class Principal -
     Original Pool                          $83,000,000.00      $83,000,000.00
88 Interest Remittance Amount                   452,316.43          452,316.43
89 Interest Rate Factor / 1000                    5.449596            5.449596
90 Total Principal Collections                  156,659.70          156,659.70
91 Prefunding Account Transfer                        0.00                0.00
92 Additional Principal Reduction               161,814.33          161,814.33
                                            --------------      --------------
93 Principal Remittance Amount                  318,474.03          318,474.03
94 Principal Payment Factor/1000                  3.837037            3.837037
95 Principal Factor                             996.162963          996.162963